(GRAND PRIX FUNDS LOGO)

                                     ANNUAL
                                     REPORT

                                OCTOBER 31, 2000

November 2000

Dear Fellow Shareholder,

Grand Prix Fund achieved a total return of 24.64% for Class A shares (NAV) compared to 6.09% for the S&P 500 for the fiscal year ended October 31, 2000. The annualized return since inception December 31, 1997 was 65.33%. Since inception, the Fund's cumulative return for these Class A shares was 316.09% which was well ahead of the S&P 500 return of 52.80%. From inception December 31, 1997 through September 30, 2000 Grand Prix Fund was ranked number 13 among 9,248 funds within the total fund universe according to Morningstar.

The first two calendar years of Grand Prix Fund were highlighted by extraordinary returns as the Fund got off to a strong start in 1998 with a return of 111.83%. This was followed by a return of 147.76% in calendar 1999 based on Class A (NAV) shares. The Fund started 2000 with a powerful advance of more than 70% by mid-March. A bear market in technology stocks started to unfold in that month as the NASDAQ Composite fell 38% from its peak level to a low on October 12th. Unlike the difficult third quarter of 1998 when the stock market was caught in the throes of a mild bear market and the Fund posted a positive return, the ferocity of the decline in technology stocks was so great that the Fund went into a steady decline starting in March and continuing into October.

As you read through this report, you will find that the Fund held 25 stocks compared to about 135 for the typical stock fund at fiscal year end. This so-called "focus" fund approach puts more money into our best stocks. No big bets are made in any particular issue as purchases for each position are kept to similar dollar amounts. Our reason for even-weighting positions is that no investor really knows beforehand which stocks will go up or down in any portfolio.

The Fund employs a "quantitative" approach to stock selection using an earnings and price momentum strategy. It has become increasingly difficult to forecast stock prices using the traditional P/E approach. For example, JDS Uniphase never traded above a P/E of 10 in 1997. Based on past P/E relationships, it was almost impossible to forecast the stock soaring to a 200 P/E where it now trades.

Our quantitative approach seeks to select the best stocks without regard to sector or industry. As a result, the Fund frequently will have sizeable sector weightings. As of October 31, 2000 the Fund was 67.6% invested in the technology sector, 19.9% in the health care sector, and 12.5% in utilities with no representation in nine other sectors. It should be kept in mind that no fund can dramatically outperform the S&P 500 if it has the same make-up and weightings as the S&P 500. On occasion, the Fund will do worse because of these large weightings.

The bad news is that both the NASDAQ Composite and the S&P 500 are down for the year thus far in 2000. The NASDAQ has gone through corrections of 14% or more with clockwork-like precision every two years since 1990. The good news is that the NASDAQ has rebounded in the ensuing year after each correction with an average gain of 44.2%. The S&P 500 has averaged a gain of 26.5% in those ensuing years. With this in mind coupled with our belief that the secular bull market that started in the early 1980's is still intact, we look forward to the prospect of a rewarding year in 2001.

Sincerely,

/s/Robert Zuccaro

Robert Zuccaro, CFA
President

               Grand Prix Fund -         Grand Prix Fund -
   Date      Class A Shares (NAV)      Class A Shares (Load)    S&P 500 Index
   ----      --------------------      ---------------------    -------------
 12/31/97           $10,000                    $9,900              $10,000
  1/31/98            $9,530                    $9,033              $10,111
  4/30/98           $11,970                   $11,345              $11,510
 10/31/98           $14,419                   $13,667              $11,463
  4/30/99           $25,725                   $24,383              $14,021
 10/31/99           $33,382                   $31,641              $14,405
  4/30/00           $62,376                   $59,123              $15,440
 10/31/00           $41,608                   $39,439              $15,280

                     For the period ended October 31, 2000

                                           Year             Annualized
                                          Ended               Since
                                         10/31/00           Inception
                                         --------           ---------
          Grand Prix Fund -
            Class A Shares (NAV)          24.64%              65.33%
          Grand Prix Fund -
            Class A Shares (Load)         18.11%              62.24%
          S&P 500 Index                    6.09%              16.13%

                Grand Prix Fund -       Grand Prix Fund -
     Date      Class C Shares (NAV)   Class C Shares (Load)    S&P 500 Index
     ----      --------------------   ---------------------    -------------
     8/5/99          $10,000                  $9,475              $10,000
   10/31/99          $13,708                 $13,571              $10,473
    1/31/00          $21,011                 $20,802              $10,746
    4/30/00          $25,552                 $25,298              $11,225
   10/31/00          $16,989                 $16,820              $11,109

                     For the period ended October 31, 2000

                                           Year             Annualized
                                          Ended               Since
                                         10/31/00           Inception
                                         --------           ---------
          Grand Prix Fund -
            Class C Shares (NAV)          23.92%              53.11%
          Grand Prix Fund -
            Class C Shares (Load)         22.70%              51.89%
          S&P 500 Index                    6.09%               8.83%

These charts assume an initial gross investment of $10,000 made on 12/31/97 and 8/05/99 (since inception) for the Class A Shares and Class C Shares, respectively, and the Standard &Poor's 500 Index (S&P 500) on each date. The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Past performance does not guarantee future results. Performance figures include reinvested dividends and capital gains. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2000

ASSETS:
   Investments, at value (cost $392,786,570)                      $408,372,188
   Receivable for investments sold                                 110,365,225
   Capital shares sold                                               6,601,093
   Dividends and interest receivable                                    41,232
   Organizational expenses, net of accumulated amortization             34,442
   Other assets                                                         45,610
                                                                  ------------
   Total Assets                                                    525,459,790
                                                                  ------------

LIABILITIES:
   Payable for securities purchased                                140,152,603
   Capital shares redeemed                                           1,204,159
   Payable to Advisor                                                  343,047
   Accrued expenses and other liabilities                              502,322
                                                                  ------------
   Total Liabilities                                               142,202,131
                                                                  ------------
                                                                  $383,257,659
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
   Capital stock                                                  $412,129,534
   Accumulated undistributed net realized
     loss on investments sold                                      (44,457,493)
   Net unrealized appreciation on investments                       15,585,618
                                                                  ------------
   Total Net Assets                                               $383,257,659
                                                                  ------------
                                                                  ------------

CLASS A SHARES:
   Net assets                                                     $284,020,661
   Shares of beneficial interest outstanding
     (500,000,000 shares of $.01 par value authorized)               8,157,937
   Net asset value and redemption price per share                       $34.82
                                                                  ------------
                                                                  ------------
   Maximum offering price per share (100/94.75 of $34.82)               $36.75
                                                                  ------------
                                                                  ------------

CLASS C SHARES:
   Net assets                                                     $ 99,236,998
   Shares of beneficial interest outstanding
     (500,000,000 shares of $.01 par value authorized)               2,870,824
   Net asset value and redemption price per share                       $34.57
                                                                  ------------
                                                                  ------------
   Maximum offering price per share (100/99 of $34.57)                  $34.92
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS - YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME:
   Interest income                                                $  1,437,965
   Dividend income                                                     161,392
                                                                  ------------
   Total investment income                                           1,599,357
                                                                  ------------

EXPENSES:
   Investment advisory fee                                           4,126,531
   Administration fee                                                  323,025
   Shareholder servicing and accounting costs                          451,815
   Custody fees                                                         48,675
   Federal and state registration                                      187,285
   Professional fees                                                    55,352
   Reports to shareholders                                              38,497
   Directors' fees and expenses                                          2,968
   Amortization of organizational expenses                              15,954
   Distribution expense - Class A shares                               777,445
   Distribution expense - Class C shares                             1,016,751
   Other                                                                 3,657
                                                                  ------------
   Total operating expenses before expense
     waiver recovery and interest expense                            7,047,955
   Advisor expense waiver recovery (Note 6)                            353,671
                                                                  ------------
   Total operating expenses before interest expense                  7,401,626
   Interest expense                                                  2,979,947
                                                                  ------------
   Total expenses                                                   10,381,573
                                                                  ------------
NET INVESTMENT LOSS                                                 (8,782,216)
                                                                  ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investment transactions                    (42,640,251)
   Change in unrealized appreciation
     (depreciation) on investments                                 (11,059,234)
                                                                  ------------
   Net realized and unrealized loss on investments                 (53,699,485)
                                                                  ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(62,481,701)
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

STATEMENT OF CASH FLOWS - YEAR ENDED OCTOBER 31, 2000

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:

Sales of Capital Shares                        $1,294,765,602
Repurchases of Capital Shares                    (951,202,444)
Distributions Paid in Cash*<F1>                       (53,460)
Net Change in Receivables/Payables Related to
  Capital Share Transactions                         (504,315)
                                               --------------

Cash Provided by Capital Share Transactions       343,005,383
Net Repayment of Borrowings                       (10,000,000)
                                               --------------
                                                                 $ 333,005,383
                                                                 -------------

CASH PROVIDED (USED) BY OPERATIONS:

Purchases of Investments                       (3,607,214,564)
Proceeds from Sales of Investments              3,280,036,159
                                               --------------
                                                 (327,178,405)
                                               --------------

Net Investment Loss                                (8,782,216)
Net Change in Receivables/Payables
  Related to Operations                               627,889
                                               --------------
                                                   (8,154,327)
                                               --------------
                                                                  (335,332,732)
                                                                 -------------

Net Decrease in Cash                                                (2,327,349)
Cash, Beginning of Year                                              2,327,349
                                                                 -------------
Cash, End of Year                                                $           0
                                                                 -------------
                                                                 -------------

*<F1>  Net of reinvestment of dividends of $1,440,112

Supplemental Information:
  Cash paid for interest                           $2,931,104

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year Ended          Year Ended
                                                                                October 31, 2000    October 31, 1999
                                                                                ----------------    ----------------
OPERATIONS:
   Net investment loss                                                           $   (8,782,216)       $   (570,862)
   Net realized gain (loss) on investment transactions                              (42,640,251)            260,879
   Change in unrealized appreciation (depreciation) on investments                  (11,059,234)         26,470,077
                                                                                 --------------        ------------
   Net increase (decrease) in net assets resulting from operations                  (62,481,701)         26,160,094
                                                                                 --------------        ------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
   FROM NET REALIZED GAINS                                                           (1,291,162)           (312,180)
                                                                                 --------------        ------------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
   FROM NET REALIZED GAINS                                                             (202,410)                 --
                                                                                 --------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                      1,294,765,602          92,563,756
   Shares issued to holders in reinvestment of dividends                              1,440,112             312,180
   Cost of shares redeemed                                                         (951,202,444)        (18,089,596)
                                                                                 --------------        ------------
   Net increase in net assets resulting from capital share transactions             345,003,270          74,786,340
                                                                                 --------------        ------------

TOTAL INCREASE IN NET ASSETS                                                        281,027,997         100,634,254

NET ASSETS:

   Beginning of period                                                              102,229,662           1,595,408
                                                                                 --------------        ------------
   End of period                                                                 $  383,257,659        $102,229,662
                                                                                 --------------        ------------
                                                                                 --------------        ------------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                           Class A Shares                         Class C Shares
                                       Class A Shares  Class A Shares   Dec. 31, 1997 (1)<F2> Class C Shares   Aug. 5, 1999 (1)<F2>
                                         Year Ended      Year Ended            through          Year Ended           through
                                       Oct. 31, 2000    Oct. 31, 1999       Oct. 31, 1998      Oct. 31, 2000      Oct. 31, 1999
                                       --------------  --------------      --------------     --------------      --------------
Per Share Data:
Net asset value, beginning of period      $28.21           $14.42              $10.00             $28.17             $20.55
                                          ------           ------              ------             ------             ------
Income from investment operations:
   Net investment loss                     (0.89)(2)(3)     (0.32)(2)(3)        (0.10)             (1.10)(2)(3)       (0.13)(2)(3)
                                                 <F3><F4>         <F3><F4>                               <F3><F4>           <F3><F4>
   Net realized and unrealized gains
     on investments                         7.82            16.74                4.52               7.82               7.75
                                          ------           ------              ------             ------             ------
    Total from investment operations        6.93            16.42                4.42               6.72               7.62
                                          ------           ------              ------             ------             ------
Less distributions from
  net realized gains                       (0.32)           (2.63)                 --              (0.32)                --
                                          ------           ------              ------             ------             ------
Net asset value, end of period            $34.82           $28.21              $14.42             $34.57             $28.17
                                          ------           ------              ------             ------             ------
                                          ------           ------              ------             ------             ------

Total return (4)<F5>                       24.64%          131.51%              44.20%(5)<F6>      23.92%             37.08%(5)<F6>

Supplemental data and ratios:
   Net assets, end of period (000's)    $284,021          $92,500              $1,595            $99,237             $9,730
   Ratio of operating expenses to
     average net assets                     1.62%(6)(7)      1.72%(8)            1.65%(8)           2.37%(6)(7)        2.47%(8)
                                                 <F7><F8>         <F9>                <F9>               <F7><F8>           <F9>
   Ratio of interest expense to
     average net assets                     0.72%            0.04%                 --               0.72%              0.19%
   Ratio of net investment loss to
     average net assets                    (1.23)%(6)<F7>   (1.45)%(8)<F9>      (1.03)%(8)<F9>     (1.98)%(6)<F7>     (2.41)%(8)<F9>
   Portfolio turnover rate (9)<F10>        834.9%           764.3%              521.6%             834.9%             764.3%

(1)<F2>   Commencement of operations.
(2)<F3> Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.
(3)<F4> Net investment loss before interest expense for the periods ending October 31, 2000 and October 31, 1999 for the Class A Shares was $(0.56) and $(0.31), respectively. Net investment loss before interest expense for the periods ending October 31, 2000 and October 31, 1999 for the Class C Shares was $(0.91) and $(0.12), respectively.
(4)<F5> The total return does not reflect the 5.25% and 1.00% front-end sales charge for the Class A and Class C Shares, respectively.
(5)<F6>   Not annualized.
(6)<F7> For the year ended October 31, 2000, the operating expense ratio excludes interest expense. The ratio for the Class A Shares and the Class C Shares including interest expense was 2.34% and 3.09%, respectively. The ratio of net investment loss to average net assets, including interest expense for the Class A Shares and the Class C Shares was (1.95)% and (2.70)%, respectively.
(7)<F8>   Ratio includes Advisor expense waiver recovery of 0.09%.
(8)<F9> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the Class A Shares for the periods ended October 31, 1999 and October 31, 1998 would have been 2.28% and 15.93%, respectively, and for the Class C Shares for the period ended October 31, 1999 would have been 3.33%. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the Class A Shares for the periods ended October 31, 1999 and October 31, 1998 would have been (2.01)% and (15.31)%, respectively, and for the Class C Shares for the period ended October 31, 1999 would have been (3.27)%.
(9)<F10> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000

  Shares                                                              Value
  ------                                                              -----
               COMMON STOCKS - 97.4%

               AUDIO EQUIPMENT - 2.5%
    200,000    Harman International Industries, Incorporated      $  9,600,000
                                                                  ------------
               BUSINESS SERVICES - 11.7%
    250,000    Paychex, Inc.                                        14,171,875
    200,000    SEI Investments Company                              18,150,000
    300,000    Concord EFS, Inc. *<F11>                             12,393,750
                                                                  ------------
                                                                    44,715,625
                                                                  ------------

               COMPUTER SERVICES - 5.9%
    200,000    DST Systems, Inc. *<F11>                             12,325,000
    200,000    SunGard Data Systems Inc. *<F11>                     10,225,000
                                                                  ------------
                                                                    22,550,000
                                                                  ------------

               COMPUTER STORAGE DEVICES - 3.7%
    100,000    VERITAS Software Corporation *<F11>                  14,101,563
                                                                  ------------

               COMPUTERS - 6.7%
    140,000    EMC Corporation *<F11>                               12,468,750
    120,000    Sun Microsystems, Inc. *<F11>                        13,305,000
                                                                  ------------
                                                                    25,773,750
                                                                  ------------

               ELECTRONIC COMPONENTS - 5.7%
    175,000    Celestica Inc. *<F11>                                12,578,125
     80,000    Sanmina Corporation *<F11>                            9,145,000
                                                                  ------------
                                                                    21,723,125
                                                                  ------------

               ENERGY - 6.3%
    150,300    Calpine Corporation *<F11>                           11,864,306
    300,000    PPL Corporation                                      12,356,250
                                                                  ------------
                                                                    24,220,556
                                                                  ------------

               HEALTHCARE - 8.0%
    120,000    UnitedHealth Group Incorporated                      13,125,000
    150,000    Wellpoint Health Networks Inc. *<F11>                17,540,625
                                                                  ------------
                                                                    30,665,625
                                                                  ------------

               NETWORKING PRODUCTS - 1.9%
     60,000    Network Appliance, Inc. *<F11>                        7,140,000
                                                                  ------------

               PHARMACEUTICALS - 14.8%
    250,000    ALZA Corporation *<F11>                              20,234,375
    300,000    Biovail Corporation *<F11>                           12,618,750
    125,000    Forest Laboratories, Inc. *<F11>                     16,562,500
    125,000    Teva Pharmaceutical Industries Ltd. - ADR             7,390,625
                                                                  ------------
                                                                    56,806,250
                                                                  ------------

               SCIENTIFIC INSTRUMENTS - 7.0%
    225,000    PerkinElmer, Inc.                                    26,887,500
                                                                  ------------

               SEMICONDUCTORS - 6.1%
    210,000    Elantec Semiconductor, Inc. *<F11>                   23,362,500
                                                                  ------------

               SOFTWARE - 17.1%
     50,000    i2 Technologies, Inc. *<F11>                          8,500,000
     75,000    Micromuse Inc. *<F11>                                12,726,562
    197,000    Siebel Systems, Inc. *<F11>                          20,672,688
    150,000    Check Point Software Technologies Ltd. *<F11>        23,756,250
                                                                  ------------
                                                                    65,655,500
                                                                  ------------
               TOTAL COMMON STOCKS (Cost $357,616,376)             373,201,994
                                                                  ------------

 Principal
  Amount
  ------
               SHORT-TERM INVESTMENTS - 9.2%
               U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.5%
$32,510,000    Fannie Mae, 6.20%, 11/02/2000                        32,504,401
                                                                  ------------
               VARIABLE RATE DEMAND NOTES#<F12> - 0.7%
    983,327    American Family Financial Services Inc., 6.2151%        983,327
    960,844    Sara Lee Corporation, 6.2200%                           960,844
    201,622    Wisconsin Corporate Central Credit Union, 6.2900%       201,622
    520,000    Wisconsin Electric Power Company, 6.2150%               520,000
                                                                  ------------
                                                                     2,665,793
                                                                  ------------
               TOTAL SHORT-TERM INVESTMENTS (Cost $35,170,194)      35,170,194
                                                                  ------------
               TOTAL INVESTMENTS - (COST $392,786,570) - 106.6%    408,372,188
               Liabilities, less Other Assets - (6.6)%             (25,114,529)
                                                                  ------------
               TOTAL NET ASSETS - 100.0%                          $383,257,659
                                                                  ------------
                                                                  ------------

    ADR   - American Depository Receipt
 *<F11>   Non-income producing security.
 #<F12> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2000.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS - OCTOBER 31, 2000

1.   ORGANIZATION

     The Grand Prix Funds, Inc. (the "Corporation") was incorporated on October 30, 1997 as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Corporation is authorized to issue its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Corporation currently offers one series of shares: The Grand Prix Fund (the "Fund"). The shares of common stock of the Fund are further divided into two classes:Class A and Class C. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares. The Fund commenced investment operations on December 31, 1997. Effective December 1, 1998, the Fund changed from a no-load mutual fund to a load fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a) Investment Valuation - Securities are stated at value. Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Target Investors (the "Advisor") pursuant to guidelines established by the Board of Directors.

     (b) Organization Costs - Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities. If any of the original shares of the Fund purchased by the initial shareholder are redeemed prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

     (c) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

     (d) Distribution to Shareholders - Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     (e) Securities Transactions and Investment Income - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3.   SHARES OF COMMON STOCK

     Transactions in shares of common stock were as follows:

PERIOD ENDING OCTOBER 31, 2000

                                                    $               Shares
                                                    -               ------
CLASS A SHARES:
   Shares sold                                $1,063,359,246       23,604,210
   Shares issued to holders in
     reinvestment of dividends                     1,241,890           37,776
   Shares redeemed                              (839,814,361)     (18,763,415)
                                              --------------      -----------
   Net increase                                 $224,786,775        4,878,571
                                              --------------

   SHARES OUTSTANDING:
   Beginning of period                                              3,279,366
                                                                  -----------
   End of period                                                    8,157,937
                                                                  -----------
                                                                  -----------

CLASS C SHARES:
   Shares sold                                $  231,406,356        5,080,879
   Shares issued to holders in
     reinvestment of dividends                       198,222            6,026
   Shares redeemed                              (111,388,083)      (2,561,520)
                                              --------------      -----------
   Net increase                               $  120,216,495        2,525,385
                                              --------------
   SHARES OUTSTANDING:
   Beginning of period                                                345,439
                                                                  -----------
   End of period                                                    2,870,824
                                                                  -----------
                                                                  -----------
   TOTAL INCREASE                             $  345,003,270
                                              --------------
                                              --------------

PERIOD ENDING OCTOBER 31, 1999
                                                    $               Shares
                                                    -               ------
CLASS A SHARES:
   Shares sold                                $   84,276,270        3,988,061
   Shares issued to holders in
     reinvestment of dividends                       312,180           21,770
   Shares redeemed                               (18,069,123)        (841,135)
                                              --------------      -----------
   Net increase                               $   66,519,327        3,168,696
                                              --------------
   SHARES OUTSTANDING:
   Beginning of period                                                110,670
                                                                  -----------
   End of period                                                    3,279,366
                                                                  -----------
                                                                  -----------

CLASS C SHARES:
   Shares sold                                $    8,287,486          346,298
   Shares issued to holders in
     reinvestment of dividends                            --               --
   Shares redeemed                                   (20,473)            (859)
                                              --------------      -----------
   Net increase                               $    8,267,013          345,439
                                              --------------
   SHARES OUTSTANDING:
   Beginning of period                                                     --
                                                                  -----------
   End of period                                                      345,439
                                                                  -----------
                                                                  -----------

   TOTAL INCREASE                             $   74,786,340
                                              --------------
                                              --------------

4.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Fund for the year ended October 31, 2000 are summarized below. There were no purchases or sales of long-term U.S. government securities.

     Purchases            $3,708,290,930
     Sales                $3,387,754,697

     At October 31, 2000, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $411,085,498 were as follows:

     Unrealized appreciation          $ 25,067,795
     Unrealized depreciation           (27,781,105)
                                      ------------
     Net unrealized depreciation
       on investments                 $ (2,713,310)
                                      ------------
                                      ------------

     At October 31, 2000, the Grand Prix Fund had an accumulated net realized capital loss carryover of $26,158,565, expiring in 2008. To the extent the Grand Prix Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

5.   CREDIT FACILITY

     Firstar Bank, N.A. (the "Bank") has made available to the Fund a $100 million credit facility pursuant to a Loan and Security Agreement ("Agreement") dated September 27, 1999 for the purpose of purchasing portfolio securities. For the year ended October 31, 2000, the interest rate on the outstanding principal amount was the Bank's Prime Rate (weighted average rate of 9.19% during the year ended October 31, 2000). The Fund is also charged a fee of 0.06% based on the maximum line of credit available. Advances are collateralized by a first lien against the Fund's assets. During the year ended October 31, 2000, the Fund had an outstanding average daily balance of $31,387,978. The maximum amount outstanding during the year ended October 31, 2000, was $100,000,000. Interest expense amounted to $2,979,947 for the year ended October 31, 2000. There was no outstanding loan payable at October 31, 2000.

6.   INVESTMENT ADVISOR

     The Fund has an agreement with the Advisor, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Advisor is compensated at an annual rate of 1.00% of average daily net assets of the Fund. The Advisor agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to the extent necessary to ensure that the Fund's Class A total operating expenses for the periods December 31, 1997 through February 25, 1999, February 26, 1999 through February 29, 2000, and March 1, 2000 through October 31, 2000 did not exceed 1.65%, 1.72% and 1.75%, respectively, while the Class C total operating expenses for the periods August 5, 1999 through February 29, 2000, and March 1, 2000 through October 31, 2000, did not exceed 2.47% and 2.50%, respectively. The Advisor may recover from the Fund the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the fiscal periods ending October 31, 1999 and October 31, 1998, the Advisor waived investment advisory fees totaling $204,561 and $149,110, respectively. During the period ended October 31, 2000, the Advisor recovered all previous expense waivers, totaling $353,671.

7.   SERVICE AND DISTRIBUTION PLAN

     The Fund has adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets for the Class A shares and up to 1.00% for the Class C shares. The currently approved rate is 0.25% and 1.00% of average daily assets for the Class A and Class C shares, respectively. Amounts paid under the Plans by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $777,445 for the Class A Shares and $1,016,751 for the Class C Shares pursuant to the Plans for the year ended October 31, 2000.

     This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report may be distributed to others only if preceded or accompanied by a current prospectus. The Grand Prix Fund is distributed by T.O. Richardson Securities, Inc., a member of the NASD.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of the Grand Prix Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Grand Prix Fund (the Fund), as of October 31, 2000, the related statements of operations, cash flows and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Grand Prix Fund at October 31, 2000, and the results of its operations, cash flows and changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                       /s/Ernst & Young

Milwaukee, Wisconsin
November 29, 2000

GRAND PRIX FUND
P.O. BOX 701
MILWAUKEE, WI 53201

FUND INFORMATION              800 307-4880
ACCOUNT INFORMATION           800 432-4741

WWW.GRANDPRIXFUNDS.COM